Exhibit 10.5

AMENDMENT No. 3 to the Credit Agreement, dated as of October 10, 2018 (this “Amendment”), to the Credit Agreement dated as of October 28, 2013 among GLP CAPITAL, L.P. (as successor-by-merger to GLP Financing, LLC), a Pennsylvania limited partnership (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the various other parties thereto (as amended by Amendment No. 1 to the Credit Agreement, dated as of July 31, 2015, the “Credit Agreement”, as amended by Amendment No. 2 to the Credit Agreement, dated as of May 21, 2018, and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

WHEREAS, the Borrower has requested to increase the aggregate amount of the Revolving Commitments under the Credit Agreement by an amount equal to $75,000,000 (the “R-1 Revolving Commitment Increase”), which R-1 Revolving Commitment Increase will be provided by Goldman Sachs Bank USA (the “R-1 Revolving Commitment Increase Lender”); and

WHEREAS, the R-1 Revolving Commitment Increase Lender is willing to provide such additional R-1 Revolving Commitments on the specified terms and subject to the conditions herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Credit Agreement Amendments.    Effective as of the Amendment No. 3 Effective Date, the Credit Agreement is hereby amended as follows:

(a)The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

(i)“Amendment No. 3 to the Credit Agreement” means Amendment No. 3 to the Credit Agreement, dated as of October 10, by and among the Borrower, the Administrative Agent, the R-1 Revolving Commitment Increase Lender party thereto and the various other parties thereto.

(ii)“Amendment No. 3 Effective Date” means the date on which each of the conditions set forth in Section 6 of Amendment No. 3 to the Credit Agreement have been satisfied, such date being October 10, 2018.

(b)The definition of “R-1 Revolving Commitment” is hereby amended by replacing the reference to “Annex A to Amendment No. 2 to the Credit Agreement” with “Annex A to Amendment No. 3 to the Credit Agreement”.

Section 2.    Consent to the New Revolving Lender. The Administrative Agent, the L/C Issuer and the Borrower hereby consent to the R-1 Revolving Commitment

Increase Lender becoming a “Lender” and providing R-1 Revolving Commitments under the Credit Agreement as amended hereby.

Section 3.    R-1 Revolving Commitment Increase. The R-1 Revolving Commitment Increase Lender has agreed (on a several and not joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, as amended by this Amendment, to provide the Commitment in the amount set forth opposite its name on Annex A hereto.

Section 4.    Reallocation. On the Amendment No. 3 Effective Date, the Borrower shall, in coordination with the Administrative Agent, repay outstanding R-1 Revolving Loans of the Revolving Lenders that are not the R-1 Revolving Commitment Increase Lender, and incur additional R-1 Revolving Loans from the R-1 Revolving Commitment Increase Lender to the extent necessary so that all of the Revolving Lenders participate in each outstanding Borrowing of R-1 Revolving Loans pro rata on the basis of their respective R-1 Revolving Commitments (after giving effect to any increase in the R-1 Revolving Commitments pursuant to this Amendment). The participations in any outstanding Letters of Credit shall be adjusted in accordance with the percentage of each Revolving Lender's R-1 Revolving Commitment as reallocated in accordance with such increase of the total amount of R-1 Revolving Commitments.

Section 5.    Representations and Warranties, No Default. The Borrower hereby represents and warrants that as of the Amendment No. 3 Effective Date, after giving effect to this Amendment, (i) no Default or Event of Default exists under the Amended Credit Agreement and is continuing and (ii) all representations and warranties contained in the Amended Credit Agreement are true and correct in all material respects as of the Amendment No. 3 Effective Date as though made on and as of such date, except to the extent such representations and warranties (x) expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) or (y) expressly relate to the Closing Date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

Section 6.    Conditions to Effectiveness to Amendment No. 3 to the Credit Agreement. This Amendment shall become effective on the date (such date, if any, the “Amendment No. 3 Effective Date”) that the following conditions have been satisfied:

(i)Consents. The Administrative Agent shall have received executed signature pages hereto from the R-1 Revolving Commitment Increase Lender providing the R-1 Revolving Commitment Increase and the Borrower.

(ii)Fees. All fees and out-of-pocket expenses required to be paid or reimbursed by Borrower pursuant to Section 10.04 of the Credit Agreement or as separately agreed by Borrower and the R-1 Revolving Commitment Increase Lender with respect to this Amendment, including the reasonable fees and out-of-pocket expenses of the R-1 Revolving Commitment Increase Lender and of Cahill Gordon & Reindel LLP, in each case which shall have been invoiced prior to the Amendment No. 3 Effective Date, shall have been paid or reimbursed;

(iii)Legal Opinions. The Administrative Agent shall have received favorable legal opinions of (x) Goodwin Proctor LLP, as special New York counsel for the Borrower and Parent and (y) Ballard Spahr LLP, as Pennsylvania counsel for the Borrower and Parent, each covering such matters relating to the Borrower, Parent and this Amendment substantially consistent with the opinions provided in connection with the Closing Date;

(iv)Closing Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 3 Effective Date, certifying that each of the representations and warranties specified in Section 5 are true and correct in all material respects as of the Amendment No. 3 Effective Date as though made on and as of such date, except to the extent such representations and warranties (x) expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) or (y) expressly relate to the Closing Date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(v)Solvency Certificate. Parent shall have delivered to the Administrative Agent a certificate as to the financial condition and solvency of Parent and its subsidiaries on a consolidated basis, substantially in the form attached as Exhibit A hereto;

(vi)Borrower’s Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer (in substantially the form of Exhibit E-1 to the Credit Agreement) dated the Amendment No. 3 Effective Date, certifying as to the Organization Documents of the Borrower (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of Parent acting in its capacity as the general partner of the sole or managing member of the Borrower authorizing the Borrower to enter into and perform this Amendment and the good standing, existence or its equivalent of the Borrower;

(vii)Parent’s Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer (in substantially the form of Exhibit E-2 to the Credit Agreement) dated the Amendment No. 3 Effective Date, certifying as to the Organization Documents of Parent (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of Parent, the good standing, existence or its

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equivalent of Parent and of the incumbency of the Responsible Officers to execute documents on behalf of Parent;

(viii)KYC. To the extent requested prior to the Amendment No. 3 Effective Date by the Administrative Agent or the R-1 Revolving Commitment Increase Lender, Parent and the Borrower shall have delivered, on or prior to the Amendment No. 3 Effective Date, the documentation and other information with respect to Parent and the Borrower to the Administrative Agent required by regulatory authorities under applicable “know-your-customer” rules and regulations, including the PATRIOT Act; and

(ix)Certification of Beneficial Ownership. If the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), the Borrower shall have delivered to the Administrative Agent, on or prior to the Amendment No. 3 Effective Date, a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation to the extent requested by the Administrative Agent or the R-1 Revolving Commitment Increase Lender.

Section 7.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts) each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic scan transmission (e.g., “pdf” or “tif”) shall be effective as delivery of an originally executed counterpart hereof.

Section 8.    Applicable Law; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process. The provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Amendment.

Section 9.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10.    Effect of Amendment. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Amended Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document. This Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement and from and after the Amendment No. 3 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. The Borrower hereby consents to this Amendment and confirms that all obligations of the Borrower under the Loan Documents to which it is a party shall continue to apply to the Amended Credit Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

GLP CAPITAL, L.P.

By: GAMING AND LEISURE PROPERTIES, INC., its
general partner

By: /s/ Steven T. Snyder
Name: Steven T. Snyder
Title: Interim Chief Financial Officer

[Signature Page to Amendment No. 3 to the Credit Agreement]

JPMORGAN CHASE BANK, N.A.
as Administrative Agent, L/C Issuer and Swingline Lender

By: /s/ Jaime Gitler
Name: Jaime Gitler
Title: Vice President

[Signature Page to Amendment No. 3 to the Credit Agreement]

The undersigned Lender hereby consents to this
Amendment No. 3 to the Credit Agreement.

GOLDMAN SACHS BANK USE
as a R-1 Revolving Commitment Increase Lender

By: /s/ Thomas M. Manning
Name: Thomas M. Manning
Title: Authorized Signatory

[Signature Page to Amendment No. 3 to the Credit Agreement]

SCHEDULE A

Revolving Lender Citizens Bank, National Association	R-1 Revolving Commitment $113,407,409
Wells Fargo Bank, National Association	$187,399,586
Fifth Third Bank	$151,919,330
Bank of America, N.A.	$144,859,728
JPMorgan Chase Bank, N.A.	$134,509,864
Suntrust Bank	$119,002,591
Manufacturers and Traders Trust Company	$99,551,864
Barclays Bank PLC	$80,000,000
Goldman Sachs Bank USA	$75,000,000
Credit Agricole Corporate and Investment Bank	$69,349,628
Total	$1,175,000,000

Exhibit A

FORM OF SOLVENCY CERTIFICATE
[_________], [__]

The undersigned, [     ], the [     ] of Gaming and Leisure Properties, Inc. (“Parent”), is familiar with the properties, businesses, assets and liabilities of Parent and is duly authorized to execute this certificate (this “Solvency Certificate”) on behalf of Parent.

This Solvency Certificate is delivered pursuant to Section 3(v) of that certain Amendment No. 3 to the Credit Agreement, dated as of May 21, 2018 (“Amendment No. 3”; terms defined therein unless otherwise defined herein being used herein as therein defined), among Parent, GLP Capital, L.P. (as successor-by-merger to GLP Financing, LLC), a Pennsylvania limited partnership, as the Borrower, each lender from time to time party thereto (collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent thereunder (in such capacity, the “Administrative Agent”).

As used herein, “Company” means Parent and its subsidiaries on a consolidated basis.

1.	I, [ ], hereby certify that I am the [_ ] of Parent and that I am knowledgeable of the financial and accounting matters of the Company, the Credit Agreement and the covenants and representations (financial or otherwise) contained therein and that, as such, I am authorized to execute and deliver this Solvency Certificate on behalf of Parent.

2.The undersigned certifies, on behalf of Parent and not in his individual capacity, that he has made such investigation and inquiries as to the financial condition of the Company as the undersigned deems necessary and prudent for the purposes of providing this Solvency Certificate. The undersigned acknowledges that the Administrative Agent and the Lenders are relying on the truth and accuracy of this Solvency Certificate in connection with the making of Loans under the Credit Agreement.

3.The undersigned certifies, on behalf of Parent and not in his individual capacity, that (a) the financial information, projections and assumptions which underlie and form the basis for the representations made in this Solvency Certificate were made in good faith and were based on assumptions reasonably believed by Parent to be fair in light of the circumstances existing at the time made; and (b) for purposes of providing this Solvency Certificate, the amount of contingent liabilities has been computed as the amount that, in the light of all the facts and circumstances existing as of the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability.

BASED ON THE FOREGOING, the undersigned certifies, on behalf of Parent and not in his individual capacity, that, on the date hereof, before and after giving effect to Amendment No. 3:

1.the fair value of the property of the Company (including, for the avoidance of doubt, property consisting of the residual equity value of the Company’s subsidiaries) is greater than the total amount of liabilities, including contingent liabilities, of the Company;

2.the present fair salable value of the assets of the Company (including, for the avoidance of doubt, property consisting of the residual equity value of the Company’s subsidiaries) is greater than the amount that will be required to pay the probable liability of the Company on the sum of its debts and other liabilities, including contingent liabilities;

3.the Company has not, does not intend to, and does not believe (nor should it reasonably believe) that it will, incur debts or liabilities beyond the Company’s ability to pay such debts and liabilities as they become due (whether at maturity or otherwise);

4.the Company does not have unreasonably small capital with which to conduct the businesses in which it is engaged as such businesses are now conducted and are proposed to be conducted following the Amendment No. 3 Effective Date; and

5.    the Company is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business.

IN WITNESS WHEREOF, the undersigned has executed this Solvency Certificate as of the first date written above, solely in his capacity as [     ] of Parent and not in his individual capacity.

Name: __________________________
Title: ____________________________